UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 25, 2005

Vestin Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24803	52-2102142
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8379 W. Sunset Road, Las Vegas, Nevada	89113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 227-0965

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 25, 2005, Vestin Group issued a press release regarding a tender offer proposal by Michael Shustek, its Chairman and Chief Executive Officer, and the transfer of certain Company shares to Mr. Shustek. The full text of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)     Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Vestin Group, Inc., dated March 25, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VESTIN GROUP, INC.
Dated: March 25, 2005	By:	/s/ MICHAEL V. SHUSTEK
Michael V. Shustek
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by Vestin Group, Inc., dated March 25, 2005.